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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): March 12, 1997

                        CHASE MANHATTAN BANK USA, N.A.
              (Exact Name of registrant specified in its charter)

United States                         333-07575                 22-2382028
(State or other                 (Commission File Number)      (I.R.S. employer
Jurisdiction of Incorporation)                               Identification No.)

                              802 Delaware Avenue
                          Wilmington, Delaware 19801

                   (Address of principal executive offices)
                 Registrant's telephone number: (302) 575-5033


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Item 5.  Other Events

                  On March 12, 1997, the opinion of counsel to Chase Manhattan Auto Owner Trust 1997-A (the "Trust") regarding the tax status of the Trust, dated as of March 12, 1997 (the "Opinion"), was delivered by Simpson Thacher & Bartlett to Chase Manhattan Bank USA, N.A.

Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits

         Exhibits

         8.4 Opinion of Simpson Thacher & Bartlett with respect to the tax status of the Trust, dated as of March 12, 1997.

         23.5 Consent of Simpson Thacher & Bartlett (included as part of Exhibit 8.4)


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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             CHASE MANHATTAN BANK USA, N.A.
                             (Registrant)

                             By: /s/ Keith Schuck
                                -------------------------------
                             Name:       Keith Schuck
                             Title:      Controller

Date:  March 14, 1997


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                               INDEX TO EXHIBITS


Exhibit Number          Exhibit                                    Sequentially
                                                                  Numbered Pages

8.4                     Opinion of Simpson Thacher & Bartlett          3
                        with respect to the tax status of the
                        Trust, dated as of March 12, 1997.

23.5                    Consent of Simpson Thacher & Bartlett
                        (included as part of Exhibit 8.4)